UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 22, 2014

Date of Report

(Date of earliest event reported)

Corporate Resource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36060	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

                    (646) 443-2380

(Registrant’s telephone number, including area code)

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2014, the Board of Directors of Corporate Resource Services, Inc. (the “Company”) determined to change its fiscal year end from Friday closest to December 31 to December 31. The change, which is effective for the fiscal year beginning January 3, 2015, is intended to simplify the presentation of the Company’s reporting periods and improve comparability with industry peers.

Item 5.07     Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders held on December 22, 2014, or the Meeting, the shareholders of the Company entitled to vote at the Meeting voted to (i) elect the eight individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2015 and until their successors have been duly elected and qualified, (ii) hold an advisory vote to approve named executive officer compensation as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion and compensation table in the executive compensation discussion set forth in the proxy statement for the Meeting, and (iii)  ratify the appointment of Crowe Horwath LLP as its independent registered public accountants for the fiscal year ending January 2, 2015.

1.	The votes cast by shareholders with respect to the election of directors were as follows.
	For	Against	Withheld	Broker Non-Votes
John Messina	127,900,921	0	483,931	8,273,172
James Altucher	127,889,381	0	495,471	8,273,172
Joseph Cassera	127,883,431	0	501,421	8,273,172
Robert Cassera	127,883,431	0	501,421	8,273,172
Thomas J. Clarke, Jr.	128,067,225	0	317,627	8,273,172
James Foley	127,889,781	0	495,071	8,273,172
Sylvan Holzer	128,105,998	0	278,854	8,273,172
Larry Melby	128,067,225	0	317,627	8,273,172

2.	The votes cast by shareholders with respect to the approval of the advisory vote on executive compensation were as follows.

For	Against	Abstain	Broker Non-Votes
127,465,769	915,539	3,594	8,273,172

3.	The votes cast by shareholders with respect to the ratification of the selection of Crowe Horwath LLP as its independent registered public accountants for the fiscal year ending January 2, 2015 were as follows.
For	Against	Abstain	Broker Non-Votes
135,170,920	1,261,534	225,620	0

ITEM 8.01 Other Events

On December 22, 2014, the Company issued a press release confirming that it had received proposal letters which achieved the December 19, 2014 milestone in its amendment with Wells Fargo Bank, National Association.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 99.1	Press Release dated December 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 24, 2014	Corporate Resource Services, Inc.

By/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer